EXHIBIT 2.17

BANK CREDIT NOTE No. 231010018

CLIENT TIM CELULAR S.A.	CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi, 7143 – Vila Andrade	E-mail:
City/State São Paulo/SP	CEP: 05724-005
Branch: 2263	Current Account No. 130.003.017
ONLENDING
Value of the Principal in foreign currency: JPY 2,977,431,072.47
Date of Issue 03.14.2008	Term: 364 days	Due Date: 03.13.2009
FINANCIAL CHARGES:
Fixed interest at the rate of 1.00000% per annum, equivalent to 0.8333% per month, calculated linearly “pro rata temporis”, based on a year of 360 (three hundred and sixty) running days.

TARIFFS AND RATES TAC – Credit Facility Rate, in the amount of without effect to be paid as follows, without effect.
RELEASE OF FUNDS:
Date: 03.14.2008
Form:
(  ) Credit into current account held by the CLIENT in the BANK
(X) TED/DOC (Electronic Transfer of Funds) in favor of CLIENT.

Exchange rate for conversion of the Value of the Principal in Foreign Currency:
(X) R$ 0.016793 per JPY 1,00
  according to conversion criteria stipulated at clause 3.1.1. herein

Release amount: R$ 50,000,000.00

PAYMENT FLOW: Principal: JPY 2,977,431,072.47, equivalent to R$ 50,000,000.00 on 03.13.2009 Financial charges: on 03.13.2009, according to the table of financial charges
FORM OF LIQUIDATION Debit into the current account held by CLIENT X DOC/TED in favor of Banco Santander S.A. 033 Branch 001 – current account 996155831 Others:
GUARANTEES: Without effect
INTERVENING PARTY GUARANTOR(S)
Corporate name/Name without effect without effect without effect without effect	Address	City/State	CNPJ/MF or CPF/MF

By this Bank Credit Note (“Note”), the CLIENT appointed and identified in the preamble above (“Preamble”) (“CLIENT”), irrevocably and irreversibly, shall pay to Banco Santander S.A., headquartered at Rua Amador Bueno, 474 – Santo Amaro, in the city of São Paulo, State of São Paulo, CNPJ/MF No. 90.400.888/0001-42 (“CREDITOR”), or to its order, on the dates, form and place of payment contemplated in this Note, the debt in cash, established, agreed and enforceable, including the value of the principal of the loan and interest, restatements and other charges and expenses stipulated herein, upon the following clauses and conditions:

I – PURPOSE
1.1. The CREDITOR hereby, pursuant to the terms of this Note, grants to CLIENT a loan in the value and in the conditions defined in the Preamble, by onlending of external funds, raised based on Resolution No. 2770 of the National Monetary Council, for its equivalent in national currency (“Transaction”).

II – FINANCIAL CHARGES
2.1. There shall be accrued on the value of the Transaction, in its expression in foreign currency, from the date of release of the funds to the date(s) of the respective maturity dates of this Note, the financial charges, according to the conditions defined in the Preamble, which will be due for its equivalent in national currency, as defined in Clause 4.4.

2.1.1. The financial charges comprise the interest of the external transaction, the value of the income tax corresponding to the remittance of interests abroad, in connection only with the portion of the transaction onlent to the CLIENT, the onlending commission of the CREDITOR and expenses with remittance to the creditor abroad.

III – FORMALIZATION AND RELEASE OF THE TRANSACTION
3.1. The release of funds will be made on the date, in the conditions and in the value defined in the Preamble, in national currency corresponding to the value in foreign currency.

3.1.1. In the event of the release of the funds being contracted on a date subsequent to the issue of this Note, as stipulated in the Preamble, and if the value in domestic currency is not defined, it is hereby agreed that the respective value will be calculated by the conversion of the values in foreign currency based on the sale rate of the Yen, with respect to the business day immediately prior to the date of release of the funds to the CLIENT, published by the Central Bank of Brazil, through SISBACEN, transaction “PTAX800”, option 5 – currency 470 or based on another rate, which officially substitutes it. If the conversion parameter established herein fails to be disclosed by the Central Bank of Brazil, the conversion of the value to be release to the CLIENT for its equivalent in domestic currency (reais) shall occur (i) by the exchange rate disclosed by the Reuters branch, at 11:00 h, New York time, in the specific screen referred to as “EFX=”, in relation to the business day immediately subsequent to the due date of the obligation; or, if this rate is not disclosed by Reuters, (ii) by the average of the sale rates adopted by the market on the business day immediately prior to the date of release of the funds to the CLIENT, average rate which is obtained by the CREDITOR, with, at least, 03 (three) first class institutions authorized to operate in foreign exchange and which are acting, on that date, in the market of free rates, in volumes compatible with the amount contemplated in the release of this Note.

3.2. In the event of the release of the funds being contracted on a date subsequent to the issue of this Note, and if to the effective date of release of the funds, any legal or normative modification occurs, directly or indirectly, modifying any of the conditions defined herein, such modification will be incorporated to this Note, regardless of any notification or formal act, the CREDITOR being released from any liability resulting from such fact.

IV - PAYMENT

4.1. The CLIENT shall pay to the CREDITOR, or to its order, by this counterpart of Note, issued in the terms of Law 10.931/2004 (as altered), all the values due contemplated in this note, but not limited to the principal due, financial charges, expenses, tariffs and rates, which shall be paid in the flow, in the form and period defined in the Preamble and/or in this Note, as applicable.

4.1.1. The eventual payment performed by the CLIENT by check, credit documents, payment orders, including, but not limited to the Credit Order Documents – DOC, or any other mechanisms or payment instruments available in the market, including documents cleared by the Check Clearance Center and Other Papers – which shall be under its own issue, will only be considered as effectively liquidated and/or received by the CREDITOR when reverted into immediately available funds, and, by virtue of this, charges will occur for the use of the funds by CLIENT in this period, which will be equal to the remuneration charges of this Note.

4.1.2. In the event of any maturity date of the principal, financial charges, taxes or any other amounts due under this Note, coinciding with national, municipal or bank holidays, the CLIENT shall effect the payment on the first following business day. In this event, the financial charges shall accrue to the date of the effective payment.

4.2. If the form of liquidation, defined in the Preamble is a debit into current account, the CLIENT hereby authorizes, irreversibly and irrevocably, the CREDITOR to debit into the current account defined in the Preamble, all the values whose payment or reimbursement is due to the CREDITOR in the scope or by effect of this Note.

4.2.1 For the purposes described in this clause heading, the CLIENT undertakes to keep in the said current account, enough funds and immediately available for the performance of all debits arising from this Note.

4.2.2. On the value, or portion of value, to debit for which there were no funds available in said current account, from the date of the maturity of the obligations of the CLIENT, the financial charges contemplated in this Note shall accrue.

4.3. Having in view that the resources restricted to this Note will be granted through onlending by the CREDITOR of funds arising out of external funding in foreign currency, it is established that the reimbursement of the value of the principal and the payment of the charges accruing shall be made by the CLIENT for the equivalent in domestic foreign currency of a monetary provision expressed in that currency. In these conditions, the CLIENT will be subject to the foreign currency exchange risk resulting from this Transaction, whatever the manner this risk is presented.

4.4. The amounts in national currency, corresponding to the reimbursement values of principal and financial charges will be obtained, on each occasion, by the conversion of the values in foreign currency based on the sale rate of the Yen relating to the date immediately prior to the date of reimbursement or of the payment, disclosed by the Central Bank of Brazil, through SISBACEN, transaction “PTAX800”, option 5 – currency 470 or based on another rate, which officially substitutes it. If the parameter of conversion established herein fails to be disclosed by the Central Bank of Brazil, the conversion of the value due by the CLIENT for its equivalent in national currency (reais) shall occur (i) by the foreign exchange rate disclosed by Reuters agency, at 11:00 h, New York time, in the specific screen referred to as “EFX=”, in connection with the business day immediately prior to the due date of the obligation; or, if this rate is not disclosed by Reuters; (ii) by the average of the sale rates practiced by the market on the business day immediately prior to the liquidation date, average rate, which will be obtained by the CREDITOR, with, at least 03 (three) first class international institutions authorized to operate in foreign exchange and which are acting, on that date, in the free rates market, in compatible volumes with the amount contemplated in the payment mentioned in this Note.

V – GUARANTEES

5.1. The constitution of the additional guarantees, if thus agreed by the parties, will be formalized by specific document(s) to be established by the CREDITOR, or which will constitute an integral and inseparable part of this Note.

5.2. At the time of payment by the CLIENT, the guarantees effectively provided, regardless of notification, appeal, service of process or any other judicial or extrajudicial formality shall be enforceable, immediately.

VI – ENVIRONMENTAL LIABILITY

6.1. The CLIENT declares, irrevocably and irreversibly, that it knows and complies with all the environmental rules contemplated in the Brazilian legislation and that its use of the values resulting from this Clause shall not lead to violation of any of these rules.

6.1.1. The Parties hereby recognize that the CLIENT is subject to compliance with the principles of the “Tim‘s Code of Ethics”, which provide that all the business of the CLIENT, including this Note, will be marked by respect to: (i) the environment, including regarding the disposal of batteries, emission of pollutants, recycling of wastes; (ii) safety and health rules in the business locations, (iii) honesty and transparency to its partners, suppliers, contractors, the market and governmental bodies, (iv) the interests of the company and of the Parties, above individual interests of its employees, representatives and service providers, which may not obtain for themselves or for another, information, opportunities, business, advantages, gifts or benefits using the name and reputation of the CLIENT, or as a result of the exercise of their activities. TIM’s Code of Ethics is available on the website of TIM Participações S.A. (www.timpartri.com.br) – Area: Corporate Governance, Code of Ethics) and filed at its headquarters and in all of its establishments, at the disposal for public consultation.

VII – EARLY MATURITY

7.1. The CREDITOR will be entitled to consider this Note as due early and require from the CLIENT, regardless of notification, full payment in a single installment of the entire balance due resulting from this, including with the enforceability of the guarantees in the events contemplated by law, in the following events:

(a) if the CLIENT incurs in arrears in relation to any obligations which must be complied by it as a result of this Note;

(b) if the CLIENT violates or does not comply, as a whole or in part, with any clause or condition of this Note and the corresponding Spreadsheets and/or Electronic Files, which is not remedied within 10 (ten) days from receipt of the notification to do so;

(c) if the CLIENT has an instrument of its responsibility or co-obligation in a value superior to R$ 20,000,000.00 (twenty million), duly protested or undergoes execution or seizure of the goods without the explanation in this respect requested by the CREDITOR having been presented by the CLIENT in the period designated or the explanation having been presented, if the same is not considered satisfactory by the CREDITOR.

(d) if the CLIENT has its direct or indirect controlling interest transferred to a third party or is incorporated or if the merger, or transfer, occurs, whether by split or any other way of the operating assets to another entity without the CREDITOR, at its sole discretion, having formally manifested in the period of 5 (five) days counted from the date of the respective corporate act its decision of not maintaining this Note in force.
(e) if the CLIENT defaults on its obligations and/or does not liquidate, in the respective maturity, debit of its responsibility resulting from the other contracts or discounts entered into with the CREDITOR and/or any companies, directly or indirectly associated, controlling or controlled by the CREDITOR, including abroad, and/or the termination of the respective documents occurs, by fault of the CLIENT.

(f) change or alteration of the corporate purpose of the CLIENT, or of any INTERVENING GUARANTOR(S), so as to alter their current main activities of the CLIENT, or of the respective INTERVENING PARTY GUARANTOR(S), or to add to these activities new business, which have prevalence or may represent diversions in relation to the activities currently developed.

(g) Change or alteration of the CLIENT’S corporate purpose, or of any INTERVENING GUARANTOR(S), so that it changes the current main activities of the CLIENT, or of the respective INTERVENING GUARANTOR(S), or that adds to these activities new business which prevails or may represent deviations in relation to the currently developed activities.

VII – INTEREST ON ARREARS

8.1. The CLIENT shall legally incur in arrears, regardless of notice or notification of any kind, if it fails to comply with any obligation derived from this Note, in which case, automatically, it will be obliged to pay the amount due, converted, on the date of the respective maturity, for its equivalent in domestic currency (reais), as defined in Clause 4.4., plus cumulatively the following: (i) interest on arrears on the total of the values due, per day of delay, calculated exponentially, at the rate of 12% (twelve percent) per annum, based on a year of 360 running days; (ii) permanence commission, calculated per day of delay, according to the variation of the average weighted rate and adjusted of finance transactions for one day, hedged on public federal instruments and processed in the Special Liquidation and Custody System (Selic) or in chambers for clearing and liquidation of assets, in the form of committed transactions, disclosed by the Central Bank of Brazil; and (iii) contractual fine of 2% (two percent) of the value due, plus arrears interest and permanence commission. From the arrears of CLIENT, the operation is released from external funding.

8.1.1. The accruals described in items (i) and (ii) of the heading of this Clauses shall be calculated and accrued from the maturity of the obligation until its effective and full payment to the CREDITOR.

8.2. If the CREDITOR has to go to Court due to an eventual default by the CLIENT on this Note, the CLIENT will be obliged, also, to pay the court fees of the proceedings and lawyers’ fees set judicially.

IX – EARLY LIQUIDATION

9.1. If the CLIENT has an interest in liquidating early, totally or partially, its obligations resulting from this Note, he may do so, provided that they agree with the conditions of such liquidation, satisfactorily to the CREDITOR and to the CLIENT.

9.1.1 It is previously agreed that under no case the reimbursement of any amount paid as early liquidation by the CLIENT shall be due as commission, rate or tariff, even if partial or proportionally, and the amounts which payment are pending shall be paid in advance so that the early liquidation occurs as provided herein.

X – TAXES, EXPENSES AND OTHER CHARGES

10.1 The following will be at the account of and imputable to CLIENT: (I) All the taxes present and future, which, according to the law, are under its responsibility; (ii) all the expenses related to and/or resulting from this Note, including, but not limited to expenses with public registry offices and any other extrajudicial expenses, which the CREDITOR has to incur for the collection and/or safety of this Note; (iii) all the tariffs and rates contemplated in the Preamble; and (iv) any other liens and charges that are borne by the CREDITOR related and/or resulting from this Note.

10.1.1. All the payments due by the CLIENT contemplated in this Clause shall be paid by CLIENT within 10 (ten) business days counted from issue by the CREDITOR, of the respective debit notice, which will occur by one of the vehicles of communication contemplated in this Note.

10.2. In the event of noncompliance with any monetary obligations due by this Note, the CLIENT is obliged to pay IOF accruing on such obligations due and not paid, which will be calculated, based on the rate in force applicable to loan transactions, from the date of the maturity of the obligation until the date of the effective payment.

XI – FINAL PROVISIONS

11.1 All the notices, notifications or communications, which, according to this Note, shall be made in writing, will be considered valid by the remittance of fax, telex, telegram or through registered mail, with confirmation of receipt, sent to the addresses of the parties indicated in the Preamble, or to any other address subsequently communicated, in writing, by the senders and the other party.

11.2. The CLIENT and the INTERVENING PARTY GUARANTOR(S) undertake to maintain the CREDITOR informed about any alteration of address, e-mail, electronic address, telephone and other data relative to its location. If there is no updated information, all the correspondence maintained by the CREDITOR at the existing address in its records will be, for all legal effects, considered received.

11.3. The CLIENT hereby authorizes the CREDITOR to send any information pertaining hereto by e-mail to be sent to the address informed in the Preamble.

11.4 The CLIENT and the INTERVENING PARTY GUARANTOR(S) recognize hereby as means of evidence of the debit and credit resulting hereof, the statements, the issue notices or the collection notices issued by the CREDITOR, if not challenged in the maximum period of 10 (ten) days, counted from the date of the respective issue.

11.5   Tolerance by one of the parties as regards noncompliance, by the other party, with any of the obligations resulting from this Note shall not constitute novation, or even precedent, which, in any way or for any purpose releases the parties to effect them, as well as the other obligations resulting from this Note.

11.6. Failure to exercise, by the parties, any of the rights assured to them by this Note and the Law, shall not constitute the cause of alteration or novation and will not impair the exercise of these rights at subsequent times or in identical subsequent occurrence.

11.7. The CREDITOR is expressly authorized to include and consult the information of CLIENT and of the INTERVENING GUARANTOR(S) with the Central System of Credit Rating Information of the Central Bank of Brazil.

11.8. The parties provide that the information provided and the financial statements presented by the CLIENT may be the purpose of disclosure to the companies belonging to the same economic conglomerate of the CREDITOR.

11.9. This Note is issued irrevocably and irreversibly, binding the parties and their eventual successors at any title.

11.10. To settle any conflict in connection with the interpretation and/or execution of this Note, the venue of the Judiciary District of the City of São Paulo is hereby elected, to the exclusion of any other, however privileged it may be, the CREDITOR may further choose the venue of any of its branches or of the headquarters or domicile of CLIENT or of the INTERVENING GUARANTOR(S).

IN WITNESS WHEREOF, the parties sign this Note in 02 (two) counterparts of equal tenor and form, only one of them being negotiable for a single purpose, in the presence of the undersigned witnesses.

São Paulo, March 14, 2008

AGREED:

[signature]	[signature]
TIM CELULAR S.A.	Banco Santander S.A.

Gianandrea Castelli Rivolta,
Administration Officer,
Finances & Control.
INTERVENING GUARANTOR(S)	The persons identified below attend hereby Consenting Intervening Party(ies) pursuant to the terms of Article 1.647 of the Civil Code.

without effect	without effect

without effect	without effect

without effect	without effect

without effect	without effect

Private instrument of Adhesion to the Protection System Against Financial Risks – SPR

Instrument of Negotiation No. 97223	Date of Transaction:	03/14/2008

Identification BANCO SANTANDER S.A. R AMADOR BUENO 474 04752901 SÃO PAULO SP 090.400.888/0001-42

Client TIM CELULAR S.A. AV. GIOVANNI GRONCHI, 7143 VILA ANDRADE 05724-05 SÃO PAULO – SP 004.206.050/0001-80

Contract Specification

Contract No.	Type	Start Date	Maturity	Term	Principal	Currency
1216246	CDI x JPYBRL	03.14.2008	03.13.2009	364	50,000,000.00	BRL
Rules of Contract
	Indexer		Value of Indexer	% Indexer	% Rate (p.a.)
Assets- Institution:	CDI		0.00000000	115.00	0.0000

Assets- Client:	JPYBRL		0.01679300	100.00	1.0000

Observations Form of Financial Liquidation: Custody Location: CETIP Registration No.:
This Negotiation Note is an inseparable and complementary part of the Private Instrument of Adhesion to the Protection System against Financial Risks – SPR, executed by the parties, according to Law No. 10.892/04 and complementary rules, the transactions executed from 10.01.04 will be net of the Investment Account, except for the performances adjusted in liquidation.
The JPYBRL indexer refers to BRLJPY Bacen

[signatures]

BANCO SANTANDER S.A.	TIM CELULAR S.A.
Gianandrea Castelli Rivolta & Mario Cesar Pereira de Araujo Administration Officer, Finance & Control and President, respectively

BANK CREDIT NOTE No. 231009958

CLIENT TIM CELULAR S.A.	CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi, 7143 – Vila Andrade	E-mail:
City/State São Paulo/SP	CEP: 05724-005
Branch: 2263	Current Account No. 130.003.017
ONLENDING
Value of the Principal in foreign currency: JPY 5,954,862,144.34
Date of Issue 03.14.2008	Term: 364 days	Due Date: 03.13.2009
FINANCIAL CHARGES:
Fixed interest at the rate of 1.00000% per annum, equivalent to 0.8333% per month, calculated linearly “pro rata temporis”, based on a year of 360 (three hundred and sixty) running days.

TARIFFS AND RATES TAC – Facility Rate, in the amount of without effect to be paid as follows, without effect.
RELEASE OF FUNDS:
Date: 03.14.2008
Form:
(  ) Credit into current account held by the CLIENT in the BANK
(X) TED/DOC (Electronic Transfer of Funds) in favor of CLIENT.

Exchange rate for conversion of the Value of the Principal in Foreign Currency:
(X) R$ 0.016793 per JPY 1,00
  according to conversion criteria stipulated at clause 3.1.1. herein

Release amount: R$ 100,000,000.00

PAYMENT FLOW: Principal: JPY 5,954,862,144.34, equivalent to R$ 100,000,000.00 on 03.13.2009 Financial charges: on 03.13.2009, according to the table of financial charges
FORM OF LIQUIDATION Debit into the current account held by CLIENT X DOC/TED in favor of Banco Santander S.A. 033 Branch 001 – current account 996155831 Others:
GUARANTEES: Without effect
INTERVENING PARTY GUARANTOR(S)
Corporate name/Name without effect without effect without effect without effect	Address	City/State	CNPJ/MF or CPF/MF

By this Bank Credit Note (“Note”), the CLIENT appointed and identified in the preamble above (“Preamble”) (“CLIENT”), irrevocably and irreversibly, shall pay to Banco Santander S.A., headquartered at Rua Amador Bueno, 474 – Santo Amaro, in the city of São Paulo, State of São Paulo, CNPJ/MF No. 90.400.888/0001-42 (“CREDITOR”), or to its order, on the dates, form and place of payment contemplated in this Note, the debt in cash, established, agreed and enforceable, including the value of the principal of the loan and interest, restatements and other charges and expenses stipulated herein, upon the following clauses and conditions:

I – PURPOSE
1.1. The CREDITOR hereby, pursuant to the terms of this Note, grants to CLIENT a loan in the value and in the conditions defined in the Preamble, by onlending of external funds, raised based on Resolution No. 2770 of the National Monetary Council, for its equivalent in domestic currency (“Transaction”).

II – FINANCIAL CHARGES
2.1. There shall accrue on the value of the Transaction, in its expression in foreign currency, from the date of release of the funds to the date(s) of the respective maturity of this Note, the financial charges, according to the conditions defined in the Preamble, which will be due for its equivalent in domestic currency, as defined in Clause 4.4.

2.1.1. The financial charges comprise the interest of the external transaction, the value of the income tax corresponding to the remittance of interest abroad, in connection only with the portion of the transaction onlent to the CLIENT, the onlending commission of the CREDITOR and expenses with remittance to the creditor abroad.

III – FORMALIZATION AND RELEASE OF THE TRANSACTION
3.1. The release of the funds will be made on the date, in the conditions and in the value defined in the Preamble, in domestic currency corresponding to the value in foreign currency.

3.1.1. In the event of the release being contracted of the funds on a date subsequent to the issue of this Note, as stipulated in the Preamble, and if the value in domestic currency is not defined, it is hereby agreed that the respective value will be calculated by the conversion of the values in foreign currency based on the sale rate of the Yen, with respect to the business day immediately prior to the date of release of the funds to the CLIENT, published by the Central Bank of Brazil, through SISBACEN, transaction “PTAX800”, option 5 – currency 470 or based on another rate, which officially substitutes it. If the conversion parameter established herein fails to be disclosed by the Central Bank of Brazil, the conversion of the value to be release to the CLIENT for its equivalent in domestic currency (reais) shall occur (i) by the exchange rate disclosed by the Reuters branch, at 11:00 h, New York time, in the specific screen referred to as “EFX=”, in relation to the business day immediately subsequent to the due date of the obligation; or, if this rate is not disclosed by Reuters, (ii) by the average of the sale rates adopted by the market on the business day immediately prior to the date of release of the funds to the CLIENT, average rate which is obtained by the CREDITOR, with, at least, 03 (three) first class institutions authorized to operate in foreign exchange and which are acting, on that date, in the market of free rates, in volumes compatible with the amount contemplated in the release of this Note.

3.2. In the event of the release of the funds being contracted on a date subsequent to the issue of this Note, and if to the effective date of release of the funds, any legal or normative modification occurs, directly or indirectly, modifying any of the conditions defined herein, such modification will be incorporated to this Note, regardless of any notification or formal act, the CREDITOR being released from any liability resulting from such fact.

IV - PAYMENT

4.1. The CLIENT shall pay to the CREDITOR, or to its order, by this counterpart of Note, issued in the terms of Law 10.931/2004 (as altered), all the values due contemplated in this note, but not limited to the principal due, financial charges, expenses, tariffs and rates, which shall be paid in the flow, in the form and period defined in the Preamble and/or in this Note, as applicable.

4.1.1. The eventual payment performed by the CLIENT by check, credit documents, payment orders, including, but not limited to the Credit Order Documents – DOC, or any other mechanisms or payment instruments available in the market, including documents cleared by the Check Clearance Center and Other Papers – which shall be under its own issue, will only be considered as effectively liquidated and/or received by the CREDITOR when reverted into immediately available funds, and, by virtue of this, charges will occur for the use of the funds by CLIENT in this period, which will be equal to the remuneration charges of this Note.

4.1.2. In the event of any maturity date of the principal, financial charges, taxes or any other amounts due under this Note, coinciding with national, municipal or bank holidays, the CLIENT shall effect the payment on the first following business day. In this event, the financial charges shall accrue to the date of the effective payment.

4.2. In the event of the form of liquidation, defined in the Preamble being a debit in the current account, the CLIENT hereby authorizes, irreversibly and irrevocably, the CREDITOR to debit into the current account defined in the Preamble, all the values whose payment or reimbursement is sue to the CREDITOR in the scope or by effect of this Note.

4.2.1 For the purposes described in this clause heading, the CLIENT undertakes to keep in the said current account, enough funds and immediately available for the performance of all debits arising from this Note.

4.2.2. On the value, or portion of value, to debit for which there were no funds available in said current account, from the date of the maturity of the obligations of the CLIENT, the financial charges contemplated in this Note shall accrue.

4.3. Having in view that the resources restricted to this Note will be granted through onlending by the CREDITOR of funds arising out of external funding in foreign currency, it is established that the reimbursement of the value of the principal and the payment of the charges accruing shall be made by the CLIENT for the equivalent in national currency of a monetary provision expressed in that currency. In these conditions, the CLIENT will be subject to the foreign exchange risk resulting from this Transaction, whatever the manner this risk is presented.

4.4. The amounts in national currency, corresponding to the reimbursement values of principal and financial charges will be obtained, on each occasion, by the conversion of the values in foreign currency based on the sale rate of the Yen relating to the date immediately prior to the date of reimbursement or of the payment, disclosed by the Central Bank of Brazil, through SISBACEN, transaction “PTAX800”, option 5 – currency 470 or based on another rate, which officially substitutes it. If the parameter of conversion established herein fails to be disclosed by the Central Bank of Brazil, the conversion of the value due by the CLIENT for its equivalent in national currency (reais) shall occur (i) by the foreign exchange rate disclosed by the agency Reuters, at 11:00 h, New York time, in the specific screen referred to as “EFX=”, in connection with the business day immediately prior to the due date of the obligation; or, if this rate is not disclosed by Reuters; (ii) by the average of the sale rates practiced by the market on the business day immediately prior to the liquidation date, average rate, which will be obtained by the CREDITOR, with, at least 03 (three) first class international institutions authorized to operate in foreign exchange and which are acting, on that date, in the free rates market, in volumes compatible with the amount contemplated in the payment mentioned in this Note.

V – GUARANTEES

5.1. The constitution of the additional guarantees, if thus agreed by the parties, will be formalized by specific document(s) to be established by the CREDITOR, or which will constitute an integral and inseparable part of this Note.

5.2. At the time of payment by the CLIENT, the guarantees effectively provided, regardless of notification, interpellation, citation or any other judicial or extrajudicial formality shall be enforceable, immediately.

VI – ENVIRONMENTAL LIABILITY

6.1. The CLIENT declares, irrevocably and irreversibly, that it knows and complies with all the environmental rules contemplated in the Brazilian legislation and that its use of the values resulting from this Clause shall not lead to violation of any of these rules.

6.1.1. The Parties hereby recognize that the CLIENT is subject to compliance with the principles of the “Tim’s Code of Ethics”, which provide that all the business of the CLIENT, including this Note, will be marked by respect: (i) the environment, including regarding the disposal of batteries, emission of pollutants, recycling of wastes; (ii) safety and health rules in the business locations, (iii) honesty and transparency to its partners, suppliers, contractors, the market and governmental bodies, (iv) the interests of the company and of the Parties, above individual interests of its employees, representatives and service providers, which may not obtain for themselves or for another, information, opportunities, business, advantages, gifts or benefits using the name and reputation of the CLIENT, or as a result of the exercise of their activities. The TIM’s Code of Ethics is available on the website of TIM Participações S.A. (www.timpartri.com.br) – Area: Corporate Governance, Code of Ethics) and filed at its headquarters and in all of its establishments, at the disposal for public consultation.

VII – EARLY MATURITY

7.1. The CREDITOR will be entitled to consider this Note as due early and require from the CLIENT, regardless of notification, full payment in a single installment of the entire balance due resulting from this, including with the enforceability of the guarantees in the events contemplated by law, in the following events:

(a) if the CLIENT incurs in arrears in relation to any obligations which must be complied by it as a result of this Note;

(b) if the CLIENT violates or does not comply, as a whole or in part, with any clause or condition of this Note and the corresponding Spreadsheets and/or Electronic Files, which is not remedied within 10 (ten) days from receipt of the notification to do so;

(c) if the CLIENT has an instrument of its responsibility or co-obligation in a value superior to R$ 20,000,000.00 (twenty million), duly protested or undergoes execution or seizure of the goods without the explanation in this respect requested by the CREDITOR having been presented by the CLIENT in the period designated or the explanation having been presented, if the same is not considered satisfactory by the CREDITOR.

(d) if the CLIENT has its direct or indirect controlling interest transferred to a third party or is incorporated or if the merger, or transfer, occurs, whether by split or any other way of the operating assets to another entity without the CREDITOR, at its sole discretion, having formally manifested in the period of 5 (five) days counted from the date of the respective corporate act its decision of not maintaining this Note in force.
(e) if the CLIENT defaults on its obligations and/or does not liquidate, in the respective maturity, debit of its responsibility resulting from the other contracts or discounts entered into with the CREDITOR and/or any companies, directly or indirectly associated, controlling or controlled by the CREDITOR, including abroad, and/or the termination of the respective documents occurs, by fault of the CLIENT.

(f) change or alteration of the corporate purpose of the CLIENT, or of any INTERVENING GUARANTOR(S), so as to alter their current main activities of the CLIENT, or of the respective INTERVENING PARTY GUARANTOR(S), or to add to these activities new business, which have prevalence or may represent diversions in relation to the activities currently developed.

(g) Change or alteration of the CLIENT’S corporate purpose, or of any INTERVENING GUARANTOR(S), so that it changes the current main activities of the CLIENT, or of the respective INTERVENING GUARANTOR(S), or that adds to these activities new business which prevails or may represent deviations in relation to the currently developed activities.

VII – INTEREST ON ARREARS

8.1. The CLIENT shall legally incur in arrears, regardless of notice or notification of any kind, if it fails to comply with any obligation derived from this Note, in which case, automatically, it will be obliged to pay the amount due, converted, on the date of the respective maturity, for its equivalent in domestic currency (reais), as defined in Clause 4.4., plus cumulatively the following: (i) arrears interest on the total of the values due, per day of delay, calculated exponentially, at the rate of 12% (twelve percent) per annum, based on a year of 360 running days; (ii) permanence commission, calculated per day of delay, according to the variation of the average weighted rate and adjusted of finance transactions for one day, hedged on public federal instruments and processed in the Special Liquidation and Custody System (Selic) or in chambers for clearing and liquidation of assets, in the form of committed transactions, disclosed by the Central Bank of Brazil; and (iii) contractual fine of 2% (two percent) of the value due, plus interest on arrears and permanence commission. From the arrears of CLIENT, the operation is released from external funding.

8.1.1. The accruals described in items (i) and (ii) of the heading of this Clauses shall be calculated and accrued from the maturity of the obligation until its effective and full payment to the CREDITOR.

8.2. If the CREDITOR has to go to Court due to an eventual default by the CLIENT on this Note, the CLIENT will be obliged, also, to pay the court fees of the proceedings and lawyers’ fees set judicially.

IX – EARLY LIQUIDATION

9.1. If the CLIENT has an interest in liquidating early, totally or partially, its obligations resulting from this Note, he may do so, provided that they agree with the conditions of such liquidation, satisfactorily to the CREDITOR and to the CLIENT.

9.1.1 It is previously agreed that under no case the reimbursement of any amount paid as early liquidation by the CLIENT shall be due as commission, rate or tariff, even if partial or proportionally, and the amounts which payment are pending shall be paid in advance so that the early liquidation occurs as provided herein.
.

X – TAXES, EXPENSES AND OTHER CHARGES

10.1 The following will be at the account of and imputable to CLIENT: (I) All the taxes present and future, which, according to the law, are under its responsibility; (ii) all the expenses related to and/or resulting from this Note, including, but not limited to expenses with public registry offices and any other extrajudicial expenses, which the CREDITOR has to incur for the collection and/or safety of this Note; (iii) all the tariffs and rates contemplated in the Preamble; and (iv) any other liens and charges that are borne by the CREDITOR related and/or resulting from this Note.

10.1.1. All the payments due by the CLIENT contemplated in this Clause shall be paid by CLIENT within 10 (ten) business days counted from issue by the CREDITOR, of the respective debit notice, which will occur by one of the vehicles of communication contemplated in this Note.

10.2. In the event of noncompliance with any monetary obligations due by this Note, the CLIENT is obliged to pay IOF accruing on such obligations due and not paid, which will be calculated, based on the rate in force applicable to loan transactions, from the date of the maturity of the obligation until the date of the effective payment.

XI – FINAL PROVISIONS

11.1 All the notices, notifications or communications, which, according to this Note, shall be made in writing, will be considered valid by the remittance of fax, telex, telegram or through registered mail, with confirmation of receipt, sent to the addresses of the parties indicated in the Preamble, or to any other address subsequently communicated, in writing, by the senders and the other party.

11.2. The CLIENT and the INTERVENING PARTY GUARANTOR(S) undertake to maintain the CREDITOR informed about any alteration of address, e-mail, electronic address, telephone and other data relative to its location. If there is no updated information, all the correspondence maintained by the CREDITOR at the existing address in its records will be, for all legal effects, considered received.

11.3. The CLIENT hereby authorizes the CREDITOR to send any information pertaining hereto by e-mail to be sent to the address informed in the Preamble.

11.4 The CLIENT and the INTERVENING PARTY GUARANTOR(S) recognize hereby as means of evidence of the debit and credit resulting hereof, the statements, the issue notices or the collection notices issued by the CREDITOR, if not challenged in the maximum period of 10 (ten) days, counted from the date of the respective issue.

11.5   Tolerance by one of the parties as regards noncompliance, by the other party, with any of the obligations resulting from this Note shall not constitute novation, or even precedent, which, in any way or for any purpose releases the parties to effect them, as well as the other obligations resulting from this Note.

11.6. Failure to exercise, by the parties, any of the rights assured to them by this Note and the Law, shall not constitute the cause of alteration or novation and will not impair the exercise of these rights at subsequent times or in identical subsequent occurrence.

11.7. The CREDITOR is expressly authorized to include and consult the information of CLIENT and of the INTERVENING GUARANTOR(S) with the Central System of Credit Rating Information of the Central Bank of Brazil.

11.8. The parties provide that the information provided and the financial statements presented by the CLIENT may be the purpose of disclosure to the companies belonging to the same economic conglomerate of the CREDITOR.

11.9. This Note is issued irrevocably and irreversibly, binding the parties and their eventual successors at any title.

11.10. To settle any conflict in connection with the interpretation and/or execution of this Note, the venue of the Judiciary District of the City of São Paulo is hereby elected, to the exclusion of any other, however privileged it may be, the CREDITOR may further choose the venue of any of its branches or of the headquarters or domicile of CLIENT or of the INTERVENING GUARANTOR(S).

IN WITNESS WHEREOF, the parties sign this Note in 02 (two) counterparts of equal tenor and form, only one of them being negotiable for a single purpose, in the presence of the undersigned witnesses.

São Paulo, March 14, 2008

AGREED:

[signature]	[signature]
TIM CELULAR S.A.	Banco Santander S.A.

Gianandrea Castelli Rivolta,
Administration Officer,
Finances & Control.
INTERVENING GUARANTOR(S)	The persons identified below attend hereby Consenting Intervening Party(ies) pursuant to the terms of Article 1.647 of the Civil Code.

without effect	without effect

without effect	without effect

without effect	without effect

without effect	without effect

Private instrument of Adhesion to the Protection System Against Financial Risks – SPR

Instrument of Negotiation No. 97220	Date of Transaction:	03/14/2008
Identification BANCO SANTANDER S.A. R AMADOR BUENO 474 04752901 SÃO PAULO SP		090.400.888/0001-42
Client TIM CELULAR S.A. AV. GIOVANNI GRONCHI, 7143 05724-06 SÃO PAULO – SP	VILA ANDRADE	004.206.050/0001-80

Contract Specification

Contract No.	Type	Start Date	Maturity	Term	Principal	Currency
1216244	CDI x JPYBRL	03.14.2008	03.13.2009	364	100,000,000.00	BRL
Rules of Contract
	Indexer		Value of Indexer	% Indexer	% Rate (p.a.)
Assets- Institution:	CDI		0.000000	110.50	0.0000

Assets- Client:	JPYBRL		0.016793	100.00	1.0000

Observations Form of Financial Liquidation: Custody Location: CETIP Registration No.: 08C07461
This Negotiation Note is an inseparable and complementary part of the Private Instrument of Adhesion to the Protection System against Financial Risks – SPR, executed by the parties, according to Law No. 10.892/04 and complementary rules, the transactions executed from 10.01.04 will be net of the Investment Account, except for the performances adjusted in liquidation.
The JPYBRL indexer refers to BRLJPY Bacen

[signatures]

BANCO SANTANDER S.A.	TIM CELULAR S.A.
Gianandrea Castelli Rivolta & Mario Cesar Pereira de Araujo Administration Officer, Finance & Control and President, respectively

BANK CREDIT NOTE No. 231009098

CLIENT TIM CELULAR S.A.	CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi, 7143 – Vila Andrade	E-mail:
City/State São Paulo/SP	CEP: 05724-005
Branch: 2263	Current Account No. 130.003.017
ONLENDING
Value of the Principal in foreign currency: JPY 9,231,905,465.29
Date of Issue 03.05.2008	Term: 362 days	Due Date: 03.02.2009
FINANCIAL CHARGES:
Fixed interest at the rate of 1.00000% per annum, equivalent to 0.8333% per month, calculated linearly “pro rata temporis”, based on a year of 360 (three hundred and sixty) running days.

TARIFFS AND RATES TAC – Facility Rate, in the amount of without effect to be paid as follows, without effect.
RELEASE OF FUNDS:
Date: 03.14.2008
Form:
(  ) Credit into current account held by the CLIENT in the BANK
(X) TED/DOC (Electronic Transfer of Funds) in favor of CLIENT.

Exchange rate for conversion of the Value of the Principal in Foreign Currency:
(X) R$ 0.016248 per JPY 1,00
  according to conversion criteria stipulated at clause 3.1.1. herein

Release amount: R$ 150,000,000.00

PAYMENT FLOW: Principal: JPY 9,231,905,465.29, equivalent to R$ 150,000,000.00 on 03.02.2009 Financial charges: on 03.02.2009, according to the table of financial charges
FORM OF LIQUIDATION Debit into the current account held by CLIENT X DOC/TED in favor of Banco Santander S.A. 033 Branch 001 – current account 996155831 Others:
GUARANTEES: Without effect
INTERVENING PARTY GUARANTOR(S)
Corporate name/Name without effect without effect without effect without effect	Address	City/State	CNPJ/MF or CPF/MF

By this Bank Credit Note (“Note”), the CLIENT appointed and identified in the preamble above (“Preamble”) (“CLIENT”), irrevocably and irreversibly, shall pay to Banco Santander S.A., headquartered at Rua Amador Bueno, 474 – Santo Amaro, in the city of São Paulo, State of São Paulo, CNPJ/MF No. 90.400.888/0001-42 (“CREDITOR”), or to its order, on the dates, form and place of payment contemplated in this Note, the debt in cash, established, agreed and enforceable, including the value of the principal of the loan and interest, restatements and other charges and expenses stipulated herein, upon the following clauses and conditions:

I – PURPOSE
1.1. The CREDITOR hereby, pursuant to the terms of this Note, grants to CLIENT a loan in the value and in the conditions defined in the Preamble, by onlending of external funds, raised based on Resolution No. 2770 of the National Monetary Council, for its equivalent in domestic currency (“Transaction”).

II – FINANCIAL CHARGES
2.1. There shall accrue on the value of the Transaction, in its expression in foreign currency, from the date of release of the funds to the date(s) of the respective maturity dates of this Note, the financial charges, according to the conditions defined in the Preamble, which will be due for its equivalent in domestic currency, as defined in Clause 4.4.

2.1.1. The financial charges comprise the interest of the external transaction, the value of the income tax corresponding to the remittance of interest abroad, in connection only with the portion of the transaction onlent to the CLIENT, the onlending commission of the CREDITOR and expenses with remittance to the creditor abroad.

III – FORMALIZATION AND RELEASE OF THE TRANSACTION
3.1. The release of the funds will be made on the date, in the conditions and in the value defined in the Preamble, in domestic currency corresponding to the value in foreign currency.

3.1.1. In the event of the release being contracted of the funds on a date subsequent to the issue of this Note, as stipulated in the Preamble, and if the value in national currency is not defined, it is hereby agreed that the respective value will be calculated by the conversion of the values in foreign currency based on the sale rate of the Yen, with respect to the business day immediately prior to the date of release of the funds to the CLIENT, published by the Central Bank of Brazil, through SISBACEN, transaction “PTAX800”, option 5 – currency 470 or based on another rate, which officially substitutes it. If the conversion parameter established herein fails to be disclosed by the Central Bank of Brazil, the conversion of the value to be released to the CLIENT for its equivalent in national currency (reais) shall occur (i) by the exchange rate disclosed by Reuters agency, at 11:00 h, New York time, in the specific screen referred to as “EFX=”, in relation to the business day immediately subsequent to the due date of the obligation; or, if this rate is not disclosed by Reuters, (ii) by the average of the sale rates adopted by the market on the business day immediately prior to the date of release of the funds to the CLIENT, average rate which is obtained by the CREDITOR, with, at least, 03 (three) first class institutions authorized to operate in foreign exchange and which are acting, on that date, in the market of free rates, in volumes compatible with the amount contemplated in the release of this Note.

3.2. In the event of the release of the funds being contracted on a date subsequent to the issue of this Note, and if to the effective date of release of the funds, any legal or normative modification occurs, directly or indirectly, modifying any of the conditions defined herein, such modification will be incorporated to this Note, regardless of any notification or formal act, the CREDITOR being released from any liability resulting from such fact.

IV - PAYMENT

4.1. The CLIENT shall pay to the CREDITOR, or to its order, by this counterpart of Note, issued in the terms of Law 10.931/2004 (as altered), all the values due contemplated in this note, but not limited to the principal due, financial charges, expenses, tariffs and rates, which shall be paid in the flow, in the form and period defined in the Preamble and/or in this Note, as applicable.

4.1.1. The eventual payment performed by the CLIENT by check, credit documents, payment orders, including, but not limited to the Credit Order Documents – DOC, or any other mechanisms or payment instruments available in the market, including documents cleared by the Check Clearance Center and Other Papers – which shall be under its own issue, will only be considered as effectively liquidated and/or received by the CREDITOR when reverted into immediately available funds, and, by virtue of this, charges will occur for the use of the funds by CLIENT in this period, which will be equal to the remuneration charges of this Note.

4.1.2. In the event of any maturity date of the principal, financial charges, taxes or any other amounts due under this Note, coinciding with national, municipal or bank holidays, the CLIENT shall effect the payment on the first following business day. In this event, the financial charges shall accrue to the date of the effective payment.

4.2. In the event of the form of liquidation, defined in the Preamble being a debit in the current account, the CLIENT hereby authorizes, irreversibly and irrevocably, the CREDITOR to debit into the current account defined in the Preamble, all the values whose payment or reimbursement is sue to the CREDITOR in the scope or by effect of this Note.
4.2.1 For the purposes described in this clause heading, the CLIENT undertakes to keep in the said current account, enough funds and immediately available for the performance of all debits arising from this Note.

4.2.2. On the value, or portion of value, to debit for which there were no funds available in said current account, from the date of the maturity of the obligations of the CLIENT, the financial charges contemplated in this Note shall accrue.

4.3. Having in view that the resources restricted to this Note will be granted through onlending by the CREDITOR of funds arising out of external funding in foreign currency, it is established that the reimbursement of the value of the principal and the payment of the charges accruing shall be made by the CLIENT for the equivalent in national currency of a monetary provision expressed in that currency. In these conditions, the CLIENT will be subject to the foreign exchange risk resulting from this Transaction, whatever the manner this risk is presented.

4.4. The amounts in national currency, corresponding to the reimbursement values of principal and financial charges will be obtained, on each occasion, by the conversion of the values in foreign currency based on the sale rate of the Yen relating to the date immediately prior to the date of reimbursement or of the payment, disclosed by the Central Bank of Brazil, through SISBACEN, transaction “PTAX800”, option 5 – currency 470 or based on another rate, which officially substitutes it. If the parameter of conversion established herein fails to be disclosed by the Central Bank of Brazil, the conversion of the value due by the CLIENT for its equivalent in national currency (reais) shall occur (i) by the foreign exchange rate disclosed by Reuters agency, at 11:00 h, New York time, in the specific screen referred to as “EFX=”, in connection with the business day immediately prior to the due date of the obligation; or, if this rate is not disclosed by Reuters; (ii)( by the average of the sale rates practiced by the market on the business day immediately prior to the liquidation date, average rate, which will be obtained by the CREDITOR, with, at least 03 (three) first class international institutions authorized to operate in foreign exchange and which are acting, on that date, in the free rates market, in volumes compatible with the amount contemplated in the payment mentioned in this Note.

V – GUARANTEES

5.1. The constitution of the additional guarantees, if thus agreed by the parties, will be formalized by specific document(s) to be established by the CREDITOR, or which will constitute an integral and inseparable part of this Note.

5.2. At the time of payment by the CLIENT, the guarantees effectively provided, regardless of notification, appeal, service of process or any other judicial or extrajudicial formality shall be enforceable, immediately.

VI – ENVIRONMENTAL LIABILITY

6.1. The CLIENT declares, irrevocably and irreversibly, that it knows and complies with all the environmental rules contemplated in the Brazilian legislation and that its use of the values resulting from this Clause shall not lead to violation of any of these rules.

6.1.1. The Parties hereby recognize that the CLIENT is subject to compliance with the principles of the “Tim‘s Code of Ethics”, which provide that all the business of the CLIENT, including this Note, will be marked by respect: (i) the environment, including regarding the disposal of batteries, emission of pollutants, recycling of waste; (ii) safety and health rules in the business locations, (iii) honesty and transparency to its partners, suppliers, contractors, the market and governmental bodies, (iv) the interests of the company and of the Parties, above individual interests of its employees, representatives and service providers, which may not obtain for themselves or for another, information, opportunities, business, advantages, gifts or benefits using the name and reputation of the CLIENT, or as a result of the exercise of their activities. The TIM’s Code of Ethics is available on the website of TIM Participações S.A. (www.timpartri.com.br) – Area: Corporate Governance, Code of Ethics) and filed at its headquarters and in all of its establishments, at the disposal for public consultation.

VII – EARLY MATURITY

7.1. The CREDITOR will be entitled to consider this Note as due early and require from the CLIENT, regardless of notification, full payment in a single installment of the entire balance due resulting from this, including with the enforceability of the guarantees in the events contemplated by law, in the following events:

(a) if the CLIENT incurs in arrears in relation to any obligations which must be complied by it as a result of this Note;

(b) if the CLIENT violates or does not comply, as a whole or in part, with any clause or condition of this Note and the corresponding Spreadsheets and/or Electronic Files, which is not remedied within 10 (ten) days from receipt of the notification to do so;

(c) if the CLIENT has an instrument of its responsibility or co-obligation in a value superior to R$ 20,000,000.00 (twenty million), duly protested or suffers execution or seizure of the goods without the explanation in this respect requested by the CREDITOR having been presented by the CLIENT in the period designated or the explanation having been presented, if the same is not considered satisfactory by the CREDITOR.

(d) if the CLIENT has its direct or indirect controlling interest transferred to a third party or is incorporated or if the merger, or transfer, occurs, whether by split or any other way of the operating assets to another entity without the CREDITOR, at its sole discretion, having formally manifested in the period of 5 (five) days counted from the date of the respective corporate act its decision of not maintaining this Note in force.
(e) if the CLIENT defaults on its obligations and/or does not liquidate, in the respective maturity, debit of its responsibility resulting from the other contracts or discounts entered into with the CREDITOR and/or any companies, directly or indirectly associated, controlling or controlled by the CREDITOR, including abroad, and/or the termination of the respective documents occurs, by fault of the CLIENT.

(f) change or alteration of the corporate purpose of the CLIENT, or of any INTERVENING GUARANTOR(S), so as to alter their current main activities of the CLIENT, or of the respective INTERVENING PARTY GUARANTOR(S), or to add to these activities new business, which have prevalence or may represent diversions in relation to the activities currently developed.

(g) Change or alteration of the CLIENT’S corporate purpose, or of any INTERVENING GUARANTOR(S), so that it changes the current main activities of the CLIENT, or of the respective INTERVENING GUARANTOR(S), or that adds to these activities new business which prevails or may represent deviations in relation to the currently developed activities.

VII – INTEREST ON ARREARS

8.1. The CLIENT shall legally incur in arrears, regardless of notice or notification of any kind, if it fails to comply with any obligation derived from this Note, in which case, automatically, it will be obliged to pay the amount due, converted, on the date of the respective maturity, for its equivalent in national currency (reais), as defined in Clause 4.4., plus cumulatively the following: (i) arrears interest on the total of the values due, per day of delay, calculated exponentially, at the rate of 12% (twelve percent) per annum, based on a year of 360 running days; (ii) permanence commission, calculated per day of delay, according to the variation of the average weighted rate and adjusted of finance transactions for one day, hedged on public federal instruments and processed in the Special Liquidation and Custody System (Selic) or in chambers for clearing and liquidation of assets, in the form of committed transactions, disclosed by the Central Bank of Brazil; and (iii) contractual fine of 2% (two percent) of the value due, plus interest on arrears and permanence commission. From the arrears of CLIENT, the operation is released from external funding.

8.1.1. The accruals described in items (i) and (ii) of the heading of this Clauses shall be calculated and accrued from the maturity of the obligation until its effective and full payment to the CREDITOR.

8.2. If the CREDITOR has to go to Court due to an eventual default by the CLIENT on this Note, the CLIENT will be obliged, also, to pay the court fees of the proceedings and lawyers’ fees set judicially.

IX – EARLY LIQUIDATION

9.1. If the CLIENT has an interest in liquidating early, totally or partially, its obligations resulting from this Note, he may do so, provided that they agree with the conditions of such liquidation, satisfactorily to the CREDITOR and to the CLIENT.

9.1.1 It is previously agreed that under no case the reimbursement of any amount paid as early liquidation by the CLIENT shall be due as commission, rate or tariff, even if partial or proportionally, and the amounts which payment are pending shall be paid in advance so that the early liquidation occurs as provided herein.
.

X – TAXES, EXPENSES AND OTHER CHARGES

10.1 The following will be at the account of and imputable to CLIENT: (I) All the taxes present and future, which, according to the law, are under its responsibility; (ii) all the expenses related to and/or resulting from this Note, including, but not limited to expenses with public registry offices and any other extrajudicial expenses, which the CREDITOR has to incur for the collection and/or safety of this Note; (iii) all the tariffs and rates contemplated in the Preamble; and (iv) any other liens and charges that are borne by the CREDITOR related and/or resulting from this Note.

10.1.1. All the payments due by the CLIENT contemplated in this Clause shall be paid by CLIENT within 10 (ten) business days counted from issue by the CREDITOR, of the respective debit notice, which will occur by one of the vehicles of communication contemplated in this Note.

10.2. In the event of noncompliance with any monetary obligations due by this Note, the CLIENT is obliged to pay IOF accruing on such obligations due and not paid, which will be calculated, based on the rate in force applicable to loan transactions, from the date of the maturity of the obligation until the date of the effective payment.

XI – FINAL PROVISIONS

11.1 All the notices, notifications or communications, which, according to this Note, shall be made in writing, will be considered valid by the remittance of fax, telex, telegram or through registered mail, with confirmation of receipt, sent to the addresses of the parties indicated in the Preamble, or to any other address subsequently communicated, in writing, by the senders and the other party.

11.2. The CLIENT and the INTERVENING PARTY GUARANTOR(S) undertake to maintain the CREDITOR informed about any alteration of address, e-mail, electronic address, telephone and other data relative to its location. If there is no updated information, all the correspondence maintained by the CREDITOR at the existing address in its records will be, for all legal effects, considered received.

11.3. The CLIENT hereby authorizes the CREDITOR to send any information pertaining hereto by e-mail to be sent to the address informed in the Preamble.

11.4 The CLIENT and the INTERVENING PARTY GUARANTOR(S) recognize hereby as means of evidence of the debit and credit resulting hereof, the statements, the issue notices or the collection notices issued by the CREDITOR, if not challenged in the maximum period of 10 (ten) days, counted from the date of the respective issue.

11.5   Tolerance by one of the parties as regards noncompliance, by the other party, with any of the obligations resulting from this Note shall not constitute novation, or even precedent, which, in any way or for any purpose releases the parties to effect them, as well as the other obligations resulting from this Note.

11.6. Failure to exercise, by the parties, any of the rights assured to them by this Note and the Law, shall not constitute the cause of alteration or novation and will not impair the exercise of these rights at subsequent times or in identical subsequent occurrence.

11.7. The CREDITOR is expressly authorized to include and consult the information of CLIENT and of the INTERVENING GUARANTOR(S) with the Central System of Credit Rating Information of the Central Bank of Brazil.

11.8. The parties provide that the information provided and the financial statements presented by the CLIENT may be the purpose of disclosure to the companies belonging to the same economic conglomerate of the CREDITOR.

11.9. This Note is issued irrevocably and irreversibly, binding the parties and their eventual successors at any title.

11.10. To settle any conflict in connection with the interpretation and/or execution of this Note, the venue of the Judiciary District of the City of São Paulo is hereby elected, to the exclusion of any other, however privileged it may be, the CREDITOR may further choose the venue of any of its branches or of the headquarters or domicile of CLIENT or of the INTERVENING GUARANTOR(S).

IN WITNESS WHEREOF, the parties sign this Note in 02 (two) counterparts of equal tenor and form, only one of them being negotiable for a single purpose, in the presence of the undersigned witnesses.

São Paulo, March 14, 2008

AGREED:

[signature]	[signature]
TIM CELULAR S.A.	Banco Santander S.A.

Gianandrea Castelli Rivolta,
Administration Officer,
Finances & Control.
INTERVENING GUARANTOR(S)	The persons identified below attend hereby Consenting Intervening Party(ies) pursuant to the terms of Article 1.647 of the Civil Code.

without effect	without effect

without effect	without effect

without effect	without effect

without effect	without effect

Private instrument of Adhesion to the Protection System Against Financial Risks – SPR

Instrument of Negotiation No. 97080	Date of Transaction:	03/05/2008
Identification BANCO SANTANDER S.A. R AMADOR BUENO 474 04752901 SÃO PAULO SP 090.400.888/0001-42
Client TIM CELULAR S.A. AV. GIOVANNI GRONCHI, 7143 05724-07 SÃO PAULO – SP 004.206.050/0001-80	VILA ANDRADE

Contract Specification

Contract No.	Type	Start Date	Maturity	Term	Principal	Currency
1215850	CDI x JPYBRL	03.05.2008	03.02.2009	362	150,000,000.00	BRL
Rules of Contract
	Indexer		Value of Indexer	% Indexer	% Rate (p.a.)
Assets- Institution:	CDI		0.00000000	110.00	0.0000

Assets- Client:	JPYBRL		0.01624800	100.00	1.0000

Observations Form of Financial Liquidation: Custody Location: CETIP Registration No.: 08C02023
This Negotiation Note is an inseparable and complementary part of the Private Instrument of Adhesion to the Protection System against Financial Risks – SPR, executed by the parties, according to Law No. 10.892/04 and complementary rules, the transactions executed from 10.01.04 will be net of the Investment Account, except for the performances adjusted in liquidation.
The JPYBRL indexer refers to BRLJPY Bacen

[signatures]

BANCO SANTANDER S.A.	TIM CELULAR S.A.
Gianandrea Castelli Rivolta & Mario Cesar Pereira de Araujo Administration Officer, Finance & Control and President, respectively